SEI DAILY INCOME TRUST

Money Market Fund
Prime Obligation Fund
Government Fund
Government II Fund
Treasury Fund
Treasury II Fund
(each, a "Fund," and together, the "Funds")

Supplement dated April 14, 2016
to each of the Funds' Class A Shares Prospectus dated May 31, 2015, as amended on
February 12, 2016, and the Government Fund's Class CAA Shares Prospectus dated
October 27, 2015 (the "Prospectuses")

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with such Prospectuses.

Pursuant to recent changes to disclosure requirements applicable to money market funds, the Prospectuses are hereby amended and supplemented as set forth below.

Addition to the Funds' Principal Risks

Under the section titled "Principal Risks," in the Fund Summary for each Fund, the following sentence is hereby added to the second to last paragraph of each section:

"The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time."

There are no other changes to the Prospectuses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1011 (04/16)